Investment Strategy - KraneShares Photonic and Optical ETF	Jul. 08, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of Photonic and Optical Companies or instruments that have economic characteristics similar to the equity securities of Photonic and Optical Companies. The Fund defines “Photonic and Optical Companies” as companies that derive at least 50% of their annual revenues or gross profits from the development, manufacturing, or sale of one or more of the following products:

(1)	Optical transceivers, pluggable modules, and co-packaged optics (“CPO”) used in data center, telecommunications, or AI compute interconnect applications;

(2)	Photonic integrated circuits (“PICs”) or silicon photonics components, including light sources, modulators, photodetectors and wavelength-division multiplexing (“WDM”) devices, which may be designed and fabricated on semiconductor substrates;

(3)	Optical fiber, optical fiber cable, or fiber-optic cable assemblies used in high-speed data transmission applications; and

(4)	Optical networking systems, including coherent transmission platforms, reconfigurable optical add-drop multiplexers (“ROADMs”), optical line systems, and WDM transmission equipment used in telecommunications or data center interconnect applications.

The Fund intends to invest approximately 10% of net assets, as measured at the time of investment, directly or indirectly in (including through investment companies and special purpose vehicles (collectively, “SPVs”) that provide exposure to) privately offered securities. In selecting securities of private companies, whether investing directly or through SPVs, the Adviser looks for companies that are similar to Photonic and Optical Companies that may be preparing for an initial public offering or are in earlier stages of development. The Fund may also invest in publicly-traded equity securities and depositary receipts of any market capitalization, derivative instruments (including swaps and futures), spot currencies and currency forwards (including for hedging), other investment companies (including exchange traded funds or “ETFs”) and cash or cash equivalents (including money market funds). Certain other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane and/or its affiliates.

The Adviser will select the Fund’s investments using internal research and analysis based on the disclosures of Photonic and Optical Companies (such as annual reports, regulatory filings, investor presentations, capital markets materials, and earnings transcripts) as well as other publicly available information, including industry publications, scientific literature, sell-side research, and proprietary data sources.

The Fund’s portfolio generally is expected to consist of more than 15 companies but not more than 100 companies from any U.S. or foreign market, whether developed or emerging. The Fund defines emerging markets as those included in the MSCI Emerging Markets Index. The Fund is actively managed and may invest in micro-, small-, medium- and large capitalization companies. The Fund generally will invest in companies that have a market capitalization of at least $100 million and a three-month average daily traded value of at least $500,000. The Fund is non-diversified and will concentrate (i.e., invest more than 25% of its total assets) its investments in the information technology sector.

The Fund may engage in securities lending.